                                                            HECO Exhibit 10.7(c)
                                                            --------------------

                                                                  EXECUTION COPY


                       POWER PURCHASE AGREEMENT NOVATION
                       ---------------------------------


          This POWER PURCHASE AGREEMENT NOVATION is made and entered into as of the 8/th/ day of November, 1999, by and among Encogen Hawaii, L.P., a Hawaii limited partnership (the "Transferor"), Hamakua Energy Partners, L.P., a Hawaii limited partnership (the "Transferee") and Hawaii Electric Light Company, Inc., a Hawaii corporation (the "Counterparty") with reference to the following:

                                   RECITALS
                                   --------

          WHEREAS, the Transferor and the Counterparty are parties to the Power Purchase Agreement dated as of October 22, 1997 between the Counterparty and the Transferor, as amended by Amendment No. 1 to the Power Purchase Agreement dated as of January 14, 1999 (collectively, the "Power Purchase Agreement") and the Interconnection Agreement dated as of October 22, 1997 between the Counterparty and the Transferor (together with the Power Purchase Agreement, the "Contracts");

          WHEREAS, the parties agree to the novation of the Contracts and to the substitution of the Transferee in place of the Transferor as a party to the Contracts upon the terms and conditions of this Agreement; and

          WHEREAS, the Counterparty consents to the substitution of the Guarantee Agreement dated the same date hereof between the Counterparty and TECO Energy Inc. (the "Replacement Guarantee") in place of the Guarantee Agreement dated October 22, 1997 between the Counterparty and Enserch Corporation (the "Released Guarantee"), upon the terms and conditions of this Agreement.

          NOW THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties agree as follows:

                                                                   ATTACHMENT 1
                                                                   PAGE 2 OF 9

                                   ARTICLE 1
                                   ---------
                                    NOVATION
                                    --------

          Effective as of November 8, 1999 (the "Closing Date"):

               (a) the Transferee hereby agrees to accept, observe, perform and discharge all liabilities and obligations of the Transferor howsoever and whensoever arising under the Contracts (prior to or after the date hereof) and to be bound by the terms of the Contracts in every way in place of the Transferor, and Transferee shall be liable for any default or breach of the Contracts whether such default or breach occurs prior to or after the date hereof;

               (b) the Counterparty releases and discharges the Transferor from further performance under the Contracts and all liabilities, claims and demands howsoever arising under the Contracts (other than in respect of any third party claim relating to any event or circumstance arising prior to the date hereof), and agrees that the Transferee will perform and accept all the obligations and liabilities howsoever and whensoever arising under the Contracts and enjoy all the rights and benefits of the Transferor under the Contracts in place of the Transferor; and

               (c) the Counterparty hereby agrees with the Transferee, in place of the Transferor, to accept, observe, perform and discharge all of its liabilities and obligations under the Contracts and be bound by the terms of the Contracts in every way.

          The foregoing agreements of the Counterparty (a) shall not authorize, nor be deemed to authorize, any other or further transfer, assignment or novation of the Contracts, (b) shall not waive nor be deemed to waive any term, covenant, condition or provision of the Contracts, any other instrument in favor of the Counterparty or with respect to the Facility (as defined in the Contracts) and (c) shall not limit or restrict in any way the rights of the Transferee under the Contracts, including its rights to assign the Contracts as required by any Financing Parties (as defined in the Contracts) or in connection with any Financing Documents (as defined in the Contracts). All rights of the Counterparty under the Contracts and any other such instrument or with respect to the Facility (as defined in the Conracts) are expressly reserved.

                                   ARTICLE 2
                                   ---------
                           REPLACEMENT OF GUARANTEE
                           ------------------------

          Effective as of the Closing Date, the Counterparty hereby consents to the release of the Released Guarantee and consents to the Released Guarantee being replaced by the Replacement Guarantee in satisfaction of the obligations of the Seller (as defined in the Power Purchase Agreement) under Section 21 of the Power Purchase Agreement.

                                                                    ATTACHMENT 1
                                                                    PAGE 3 OF 9

                                   ARTICLE 3
                                   ---------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          3.1  Transferor.  The Transferor hereby represents and warrants (only
               ----------
for and as to itself, unless otherwise stated) to the Counterparty that this Power Purchase Agreement Novation has been duly and validly authorized, executed and delivered by it, and, assuming due authorization, execution and delivery thereof by each other party hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof subject, as to enforceability of remedies, to limitations imposed by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity, whether the issue of enforceability is considered in a proceeding at law or in equity.

          3.2  Transferee.  The Transferee hereby represents and warrants (only
               ----------
for and as to itself, unless otherwise stated) to the Counterparty that this Power Purchase Agreement Novation has been duly and validly authorized, executed and delivered by it, and, assuming due authorization, execution and delivery thereof by each other party hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof subject, as to enforceability of remedies, to limitations imposed by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity, whether the issue of enforceability is considered in a proceeding at law or in equity.

          3.3  QF Requirements.  The Transferee hereby represent and warrant
               ---------------
that the transactions contemplated by this Power Purchase Agreement Novation, including the transfer of the Contracts, shall not affect compliance with the criteria for qualifying cogeneration facilities as set forth in HAR Sections 6-74-6 and 6-74-7 and 18 CFR Sections 292.205 and 292.206.

                                   ARTICLE 4
                                   ---------
                                 MISCELLANEOUS
                                 -------------

          4.1  No Default.  The parties hereto agree that no default or breach
               ----------
will occur in the performance of the Contracts as a result of the execution of this Power Purchase Agreement Novation.

          4.2  Amendments and Waivers.  This Power Purchase Agreement Novation
               ----------------------
may be amended, and the observance of any provision of this Power Purchase Agreement Novation may be waived, only by an instrument in writing specifically stating an intent to amend this Power Purchase Agreement Novation in a specific respect or to waive a specific provision, duly executed by or on behalf of each of the parties hereto.

                                                                    ATTACHMENT 1
                                                                    PAGE 4 OF 9

          4.3  Assignment.  No party hereto shall assign any of its rights or
               ----------
delegate any of its obligations hereunder to any other Person without the prior written consent of each of the other parties hereto. Subject to the foregoing, this Power Purchase Agreement Novation shall be binding upon the parties hereto and their respective successors and assigns.

          4.4  Further Assurances.  Each party hereto agrees to cooperate in all
               ------------------
reasonable respects necessary to consummate the transactions contemplated by this Power Purchase Agreement Novation and from time to time to do such acts and things and execute and deliver such documents and instruments as may reasonably be required in order to implement the transactions contemplated hereby.

          4.5  Governing Law.  THIS POWER PURCHASE AGREEMENT NOVATION SHALL BE
               -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF HAWAII, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS ACQUISITION AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

          4.6  Entire Agreement.  This Power Purchase Agreement Novation
               ----------------
contains the entire understanding of the parties hereto with respect to the novation of the Contracts, matters herein and supersedes all prior agreements and understandings among the parties hereto with respect to the novation of the Contracts.

          4.7  Captions.  Titles or captions are inserted in this Power Purchase
               --------
Agreement Novation only for convenience, and do not define, limit, extend or describe the scope of this Power Purchase Agreement Novation or the intent of any provision hereof.

          4.8  Counterparts.  This Power Purchase Agreement Novation may be
               ------------
executed in any number of counterparts and by different parties hereto on separate counterparts, but all of such counterparts together shall constitute one and the same instrument.

                                                                    ATTACHMENT 1
                                                                    PAGE 5 OF 9

          IN WITNESS WHEREOF, the parties hereto have caused this Power Purchase Agreement Novation to be signed by their respective duly authorized officers.

          TRANSFEROR:

                              ENCOGEN HAWAII, L.P.,
                                  as Transferor


                              By: Enserch Development Corporation Hawaii, Inc.,
                                  a Texas Corporation
                              its partner


                              By:    /s/ Allan V. Smith
                                 ---------------------------------------------
                                 Name:  Allan V. Smith
                                 Title: Vice President


                              By: Jones Hamakua, Inc., a Hawaii Corporation its partner


                              By:_____________________________________________
                                 Name:
                                 Title:

                                                                    ATTACHMENT 1
                                                                    PAGE 6 OF 9

          IN WITNESS WHEREOF, the parties hereto have caused this Power Purchase Agreement Novation to be signed by their respective duly authorized officers.

          TRANSFEROR:

                              ENCOGEN HAWAII, L.P.,
                                  as Transferor


                              By: Enserch Development Corporation Hawaii, Inc.,
                                  a Texas Corporation
                              its partner


                              By:_____________________________________________
                                 Name:
                                 Title:


                              By: Jones Hamakua, Inc., a Hawaii Corporation its partner


                              By:   /s/ William A. Garnett
                                 ---------------------------------------------
                                 Name:  William A. Garnett
                                 Title: President

                                                                    ATTACHMENT 1
                                                                    PAGE 7 OF 9


          TRANSFEREE:

                              HAMAKUA ENERGY PARTNERS, L.P.,
                                as Transferee


                              By: TPS Hamakua, Inc., a Florida Corporation
                              its partner


                              By:   /s/ Richard E. Ludwig
                                 --------------------------------------------
                                 Name:  Richard E. Ludwig
                                 Title: President


                              By: Jones Hamakua, Inc., a Hawaii Corporation its partner


                              By:____________________________________________
                                 Name:
                                 Title:

                                                                    ATTACHMENT 1
                                                                    PAGE 8 OF 9


          TRANSFEREE:

                              HAMAKUA ENERGY PARTNERS, L.P.,
                                as Transferee


                              By: TPS Hamakua, Inc., a Florida Corporation
                              its partner


                              By:___________________________________________
                                 Name:
                                 Title:


                              By: Jones Hamakua, Inc., a Hawaii Corporation its partner


                              By:   /s/ William A. Garnett
                                 -------------------------------------------
                                 Name:  William A. Garnett
                                 Title: President

                                                                    ATTACHMENT 1
                                                                    PAGE 9 OF 9

          COUNTERPARTY:

                               HAWAII ELECTRIC LIGHT COMPANY, INC.
                                 a Hawaii corporation


                               By:   /s/ Warren H. W. Lee
                                  -------------------------------------
                                  Name:  Warren H. W. Lee
                                  Title: President



                               By:   /s/ M. M. Egged
                                  -------------------------------------
                                  Name:  Molly M. Egged
                                  Title:    Secretary